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Exhibit 10.56

Summary of Compensation of
Certain Executive Officers

        The following table sets forth the 2005 and 2004 annual base salary rates of (a) United's named executive officers for 2003, determined by reference to United's definitive proxy statement dated March 23, 2004, and (b) the individuals anticipated to be included as named executive officers for 2004 in the definitive proxy statement United expects to file with the SEC in April 2005 (the "2005 Proxy Statement"):

Name and Position	Year	Base Salary
Richard W. Gochnauer	2005	$802,125
President and Chief Executive Officer	2004	775,000
P. Cody Phipps	2005	$300,000
Senior Vice President, Operations	2004	286,500
Kathleen S. Dvorak	2005	$283,000
Senior Vice President and Chief Financial Officer	2004	273,500
Mark J. Hampton	2005	$282,000
Senior Vice President, Marketing	2004	261,300
John T. Sloan	2005	$269,000
Senior Vice President, Human Resources	2004	260,000
Joseph R. Templet	2005	$260,000
Senior Vice President, Trade Development	2004	253,800
Stephen A. Schultz	2005	$237,300
President, Lagasse, Inc. and Vice President, Category Management, Janitorial/Sanitation	2004	228,150

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  Exhibit 10.56
Summary of Compensation of Certain Executive Officers